STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2010

ATLANTIC COAST FEDERAL CORPORATION
(Exact name of Registrant as specified in its charter)

Federal (State or Other Jurisdiction of Incorporation)	000-50962 (Commission File Number)	59-3764686 (I.R.S. Employer Identification No.)

505 Haines Avenue, Waycross, Georgia 31501
 (Address of principal executive offices)

(800) 342-2824
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(e)           Supplemental Retirement Agreements.  Atlantic Coast Bank, the wholly-owned subsidiary of Atlantic Coast Federal Corporation, has entered into the (i) Fifth Amended and Restated Supplemental Retirement Agreement with Robert J. Larison, Jr., President and Chief Executive Officer, (ii) Third Amended and Restated Supplemental Retirement Agreement with Thomas B. Wagers, Senior Vice President and Chief Financial Officer, and (iii) Fourth Amended and Restated Supplemental Retirement Agreement with Carl W. Insel, Executive Vice President- Commercial/Retail Sales, on June 17, 2010.   Each agreement supersedes and replaces the prior supplemental retirement agreement that was in effect (the “prior agreement”).  Each agreement provides for the payment of a supplemental retirement benefit equal to the executive’s “appreciation benefit.”  The executive’s “appreciation benefit” is calculated based on the following formula:  the sum of (i) the lesser of  (A) the “prior benefit component” multiplied by the “issue price,” or (B) the executive’s accrued benefit under the prior agreement as of December 11, 2009 multiplied by 3% per annum, (ii) the “stock award component” multiplied by the “issue price,” and (iii)  the “stock ownership component,” multiplied by the “issue price.”  The “prior benefit component” is determined by dividing the executive’s accrued benefit under his prior agreement as of December 11, 2009 by $1.44, which was the fair market value of Atlantic Coast Federal Corporation common stock on December 11, 2009.  The “stock award component” is equal to 25% of the number of shares of Atlantic Coast Federal Corporation common stock awarded to the executive under the 2005 Recognition and Retention Plan that were still held by the executive as of December 11, 2009.  The “stock ownership component” is equal to 75% of the amount of shares of Atlantic Coast Federal Corporation common stock that were beneficially owned by the executive as of December 11, 2009.  The “issue price” is the average selling price of a share of Atlantic Coast Federal Corporation common stock over the 30 day period immediately preceding the Second-Step Conversion (as defined below), minus $1.44.  Atlantic Coast Bank will pay interest on the unpaid balance of the executive’s appreciation benefit at the rate of the monthly average of the three-month London Interbank Offered Rate (LIBOR) plus 275 basis points per annum until the appreciation benefit is paid in full.

Each executive will become 15% vested in his appreciation benefit upon the expiration date of the subscription offering in connection with the conversion of Atlantic Coast Federal, MHC (the mutual holding company of Atlantic Coast Federal Corporation) from the mutual holding company to the full stock form of ownership (the “Second-Step Conversion”), provided, however, if the closing of the Second-Step Conversion does not occur, the executive will not become 15% vested.  Thereafter, the executive will become 100% vested upon the continued operation of Atlantic Coast Financial Corporation (the proposed stock holding company of Atlantic Coast Bank) with before-tax income (disregarding any expense recorded by Atlantic Coast Federal Corporation (or successor) or Atlantic Coast Bank for a nonqualified deferred compensation plan) for two consecutive calendar quarters following the Second-Step Conversion.  Notwithstanding the foregoing, each executive will become 100% vested in his appreciation benefit upon the earlier of: (i) death, (ii) disability, (iii) involuntary termination, or (iv) the occurrence of a change in control of Atlantic Coast Bank or Atlantic Coast Federal Corporation.  A committee designated by the board to administer each agreement has the right to accelerate the vesting of the executive’s appreciation benefit at any time.

Payment of the executive’s vested appreciation benefit will commence on the first business day of the month following the executive’s normal retirement date, and will be payable in 180 equal monthly installments thereafter.  The normal retirement date for both Messrs. Larison and Insel is the date on which they attain age 55.  Mr. Wagers has a normal retirement date of January 1, 2014.  In the event of the executive’s disability or separation from service prior to attaining the normal retirement date, the executive will be entitled to his vested appreciation benefit, payable in 180 equal monthly installments commencing on the first business day following the date of the executive’s disability or separation from service.  If the executive dies prior to attaining his normal retirement date, the executive’s beneficiary will be entitled to the executive’s appreciation benefit, payable in a lump sum on the first business day of the month following the executive’s normal retirement date.  If a change in control of Atlantic Coast Federal Corporation (or its successor) or Atlantic Coast Bank occurs prior to the executive’s normal retirement date, the executive will be paid his appreciation benefit in a lump sum within 30 days following such change in control.

The foregoing descriptions of the Supplemental Retirement Agreements are qualified in their entirety by reference to the Supplemental Retirement Agreements in the Registration Statement on Form S-1 filed by Atlantic Coast Financial Corporation with the Securities and Exchange Commission on June 18, 2010, and are incorporated by reference into this Item 5.02.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: None
(b)	Pro Forma Financial Information: None
(c)	Shell company transactions: None
(d)	Exhibits:
	Exhibit Number	Description
	Exhibit 10.1	Fifth Amended and Restated Supplemental Retirement Agreement between Atlantic Coast Bank and Robert J. Larison, Jr. (1)
	Exhibit 10.2	Third Amended and Restated Supplemental Retirement Agreement between Atlantic Coast Bank and Thomas B. Wagers, Sr. (2)
	Exhibit 10.3	Fourth Amended and Restated Supplemental Retirement Agreement between Atlantic Coast Bank and Carl W. Insel (3)
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(1)
Incorporated by reference to Exhibit 10.9 to the Registration Statement on Form S-1 of Atlantic Coast Financial Corporation, originally filed with the Securities and Exchange Commission on June 18, 2010.

(2)
Incorporated by reference to Exhibit 10.10 to the Registration Statement on Form S-1 of Atlantic Coast Financial Corporation, originally filed with the Securities and Exchange Commission on June 18, 2010.

(3)
Incorporated by reference to Exhibit 10.11 to the Registration Statement on Form S-1 of Atlantic Coast Financial Corporation, originally filed with the Securities and Exchange Commission on June 18, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC COAST FEDERAL CORPORATION

Date: June 23, 2010	By: /s/ Robert J. Larison, Jr.
Robert J. Larison, Jr.
President and Chief Executive Officer
(Duly Authorized Representative)